                                                                    EXHIBIT 10.9

                            AGREEMENT FOR PRODUCTS

This Agreement is made by and between the U S WEST Company(ies) identified herein ("Customer"), and E/O Networks, with offices for transaction of business located at 3911 Trust Way, Hayward, California 94545 ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

1. DEFINITIONS: The terms defined in this Article shall have the meanings set forth below whenever they appear in this Agreement, unless (a) the context in which they are used clearly requires a different meaning; or (b) a different definition is described for a particular Article or provision:

     1.1. "Agreement" means this written contract between Customer and Supplier covering the Purchases together with attached exhibits, any Order(s), and amendments to this Agreement issued in accordance with the Article entitled "Amendments."

     1.2. "Customer" means U S WEST Communications, Inc.

     1.3. "Order(s)" means a written or electronic offer by Customer for Product(s) which shall be deemed to incorporate all provisions of this Agreement.

     1.4. "Product(s)" means those goods, supplies, materials, articles, items, parts, components, assemblies, software and related services described herein.

     1.5. "Product Schedule(s)" means a written instrument made part of this Agreement by this reference describing, among other things, the Product(s) and its (their) purchase price, specifications, warranty terms and related shipping and delivery instructions.

2. TERM: This Agreement shall commence on August 1, 1996, and expire on August 1, 1998. The parties may extend the term or any subsequent term, by executing a separate written agreement of extension prior to the expiration of the term.

3.   TERMINATION FOR CONVENIENCE:

     3.1. Customer shall, in addition to its rights to cancel this Agreement for default, have the right to terminate this Agreement and/or any Order(s) in whole or in part for its convenience at any time by giving Supplier at least thirty (30) days written notice of termination specifying the extent to which the Agreement and/or any Order(s) is
          (are) terminated and the date upon which such termination becomes effective.

     3.2. After receiving notice of termination and except as otherwise directed by Customer, Supplier shall: (1) Stop work under the Agreement and/or any Order(s) on the date and to the extent specified; (2) Place no further contracts except as may be necessary for completing such portions of the Agreement and/or any Order(s) as have not been terminated; (3) Terminate all contracts to the extent that they may relate to portions of the Agreement and/or any Order(s) terminated; and (4) Take such action as may be necessary or as Customer may direct to protect and preserve Product which is in Supplier's possession and in which Customer has or may acquire an interest.

     3.3. At the time of termination and to the extent of the termination, the parties shall be released from any and all obligations under this Agreement provided that Supplier shall be paid for Product(s) accepted prior to the date of termination less any amounts previously prepaid. Supplier agrees that a termination under this Article shall not constitute a breach of or

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          default under this Agreement by Customer and that the payments to Supplier as provided in this Article shall constitute full payment of all claims by Supplier against Customer arising from a termination.

     3.4. Except to the extent of expenses incurred at the express request of Customer, Customer shall not be liable to Supplier for expenses, damages or losses of any kind including incidental and consequential damages, loss, anticipated profit, or unabsorbed indirect costs or overheads or any other losses or claims whatsoever on account of or arising out of termination.

     3.5. Except as set forth above. termination shall not affect either Customer's or Supplier's pre-termination obligations hereunder and shall be without prejudice to enforcement of any undischarged obligations existing at the time of termination.

4.   CANCELLATION OF AGREEMENT FOR DEFAULT:

     4.1. Should either party at any time (1) become insolvent or unable to pay debts as they mature, become the subject of bankruptcy proceedings not terminated within thirty days of any filing, make a general assignment for the benefit of creditors, or make or permit the appointment of a receiver for all or substantially all of its property; or (2) materially fail or refuse to prosecute its obligations hereunder diligently or perform any other requirement of this Agreement and/or any Order(s), which failure or refusal is not capable of cure, or if it can be cured, if the defaulting party does not cure such failure or refusal within thirty days after written notice thereof from the non-defaulting party; or (3) materially fail or refuse to prosecute its obligations hereunder diligently or perform any other requirement of this Agreement and/or any Order(s) at least two times within any four-month period (even if such failures or refusals are cured), then the non-defaulting party shall have the right, at its election and without prejudice to any other rights or remedies, to cancel this Agreement and/or any Order(s), in whole or in part.

     4.2. If Customer cancels this Agreement or any Order(s) it may recover from Supplier all loss, damage, and expense incurred by Customer as a direct result of Supplier's default, or deduct the amount thereof from any monies due or to become due to Supplier, Supplier being obligated for the payment of any deficiency that may remain after such deduction.

     4.3. If Supplier cancels this Agreement or any Order(s) it may recover from Customer reasonable expenses incurred by Supplier as a direct result of Customer's default. Customer shall not be liable for incidental, consequential or indirect damages, including but not limited to lost profits.

5. DESCRIPTION OF PRODUCT(S): The Product(s) Customer agrees to purchase and Supplier agrees to sell are described in this Agreement including the attached Product Schedule(s). The purchase of Product shall be upon such terms as set forth in the Product Schedule(s) and this Agreement.

6.   INVOICES AND PAYMENTS:

     6.1. Supplier shall issue invoices in the format required by Customer within thirty (30) days following the delivery of Product(s) to the address stated on any Order(s).

     6.2. Invoices for Product(s) shall be paid within forty-five (45) days following Customer's receipt of a correct invoice. Customer is not required to pay invoiced amounts in dispute until such dispute is resolved. Once the dispute is resolved the invoice shall be paid within thirty (30) days following such resolution.

     6.3. Customer reserves the right, before making payments, to require Supplier to furnish sufficient evidence that all claims, liens and causes of action, if any, for the payment of wages or salaries or the payment of charges for materials, tools, machinery or supplies have been satisfied, released or settled. If satisfactory evidence is not furnished, the amount of such claims, liens and causes of action may be withheld from any monies otherwise payable to Supplier hereunder until such evidence of payment or a bond to indemnify Customer against any such claims, liens, and causes of action has been furnished.

7. ORDER(S): Any attempted acknowledgment of any Order(s) by Supplier containing terms and conditions inconsistent with or in addition to the terms and conditions of this Agreement or of any Order(s) are hereby objected to by Customer and shall not be binding upon Customer. This Article shall not be waived, modified or amended except by a writing in accordance with the Article entitled "Amendments."

8.   WARRANTY:

     8.1. Supplier warrants that all Product(s) will conform to all descriptions, specifications, requirements, drawings, statement of work, and other requirements set forth in this Agreement including the Product Schedule(s), will be free from defects in materials and workmanship, and, except for any Product(s) manufactured in accordance with a detailed design furnished by Customer, shall be free from defects in design.

     8.2. Supplier's warranty shall commence upon acceptance of Product(s) and shall continue thereafter for a period of three (3) years, except as otherwise specified in a Product Schedule. The warranty period for any Product(s) repaired or replaced shall begin anew from the date Customer receives such repaired or replaced Product(s).

     8.3. If any Product(s) fail to comply with Supplier's warranty and written notice is given to Supplier, Customer shall be entitled, at its option to (1) return the Product(s) and require Supplier to repair and redeliver them all at Supplier's risk and expense; (2) repair the Product(s) itself or have the Product(s) repaired by a third party and, in either case, recover the reasonable cost of repair from Supplier; (3) require Supplier to deliver replacement Product(s) at Supplier's risk and expense, or replace the Product(s) itself or procure replacement Product(s) from a third party, and in either case, recover the reasonable cost of replacement from Supplier; (4) reject the Product(s) and recover the purchase price in lieu of repair or replacement; or (5) retain the Product(s) at a mutually acceptable reduced purchase price in lieu of repair or replacement. In all cases, Customer shall be entitled to recover from Supplier all reasonable costs incurred in inspection, receipt, transportation, and care and custody of the Product(s) and any other damages resulting from the failure of the Product(s) to comply with Supplier's warranty.

     8.4. Approval or acceptance of Supplier's designs or inspection or acceptance of the Product(s) shall not prejudice Customer's rights under this Article.

     8.5. Customer's rights under this Article shall also be enforceable by Customer's customers, and shall be assignable to them.

     8.6. Customer's rights under this Article are not exclusive and any other rights provided in this Agreement, the Product Schedule(s), and any other referenced attachment, or by law are reserved.

     8.7. When a need arises for Product(s) to be covered under this warranty, Customer shall contact E/O Networks, Manager, Customer Service, at 510 -264-3800.

9. INSPECTION; ACCEPTANCE OF PRODUCT(S): Customer may, but is not required to, inspect Product(s) at any reasonable time. All Product(s) shall be received subject to Customer's right of inspection and rejection. Product(s) not conforming to specifications or the requirements of any Order(s) will be held for Supplier's instruction at Supplier's risk; all returns will be at Supplier's expense. If inspection discloses that any part of the Product(s) received do not conform to specifications or the requirements of any Order(s), Customer shall have the right to cancel any unshipped portion of any Order(s). Payment for Product(s) prior to inspection shall not constitute acceptance thereof and is without prejudice to any claims that Customer may have against Supplier.

10. TITLE; RISK OF LOSS: Title to Product(s) shall vest in Customer when Product(s) has (have) been delivered. Supplier shall bear risk of loss until title passes. This Article shall not be deemed to limit the liability of Supplier.

11. FURNISHING OF LABOR, TOOLS, EQUIPMENT, AND MATERIAL: Supplier shall furnish, at its own cost and expense, all labor, supervision, machinery, tools, equipment, fuel, power, materials, expendable supplies, transportation, licenses, permits, bonds, and all other items that may be required or appropriate in the procurement of Product(s) except items which Customer specifically agrees to furnish. All materials, supplies, and other items purchased by Supplier shall be in Supplier's own name and account. Supplier shall be responsible for all freight and delivery, costs of materials, supplies, equipment, and other items on the work site and shall be responsible for in- transit loss or damage.

12.  OCCUPATIONAL SAFETY AND HEALTH ACT:

     12.1. Supplier shall be responsible for its safety, the safety of its employees, its subcontractors, and the worksite in general, and shall comply with all applicable provisions of local, state, and federal laws, regulations and orders affecting safety and health, including but not limited to the Occupational Safety and Health Act of 1970 (hereinafter collectively referred to as "the OSH Act"). All Product(s) and deliverables under this Agreement shall be such that when received and/or used by Customer, they are in compliance with the OSH Act and other laws, regulations, rules and standards relating to safety. Supplier shall be solely responsible for any violation of the OSH Act by it or its subcontractors, shall immediately remedy any conditions giving rise to such violations, and shall defend and hold Customer harmless from any penalty, fine, or liability in connection therewith. Supplier is expressly authorized to correct any violations of the OSH Act that come to its attention where said violations are within the scope of Supplier's work. Upon request of Customer, Supplier shall provide Customer with written assurances that Supplier and its subcontractors have a written safety plan in effect and the OSH Act training appropriate for the work has been conducted for Supplier and its subcontractors. Supplier shall be responsible for coordinating its safety plan with its subcontractors, other contractors and Customer, where appropriate. This clause shall appear in all of Supplier's subcontracts.

     12.2. While working on Customer's premises, Supplier agrees that it and its subcontractors shall give access to the authorized representatives of the Secretary of Labor or any state or local official for the purpose of inspecting, investigating, or carrying out any duties under the OSH Act at Customer's premises or facilities and Supplier shall immediately notify Customer prior to allowing access to Customer premises or facilities.

13.  HAZARDOUS MATERIALS AND SAFETY:

     13.1. "Hazardous Materials" means any hazardous, radioactive, or toxic substance, material, or waste defined or regulated as such in or under any environmental, health or safety law including without limitation asbestos, and those hazardous materials, substances, and wastes defined by the United States Department of Transportation ("DOT"), Occupational Safety and Health Administration ("OSHA"), Environmental Protection Agency ("EPA") or the

          Nuclear Regulatory Commission ("NRC") through their enabling statutes, or regulations, orders or rules.

     13.2. In connection with its activities under this Agreement and all Product(s) provided under this Agreement, Supplier shall comply with all applicable provisions of The Hazardous Materials Transportation Act (49 USC 1801, et seq.), the Resource Conservation and Recovery Act (42 USC 6901, et seq.), the Toxic Substances Control Act of 1976 (15 USC 2601, et seq.), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 USC 9601 et seq.), the Occupational Safety and Health Act of 1970, and any other applicable federal, state, and local laws and regulations governing Hazardous Materials or safety, including but not limited to state and federal motor carrier safety regulations, the DOT Hazardous Materials regulations and any regulations governing conveyance, packaging, marking, identification, storage, handling and/or disposition of Hazardous Materials, or governing any accidents or incidents in connection with such activities involving Hazardous Materials, all as they may be amended or supplemented from time to time.

     13.3. To the extent applicable, Supplier shall furnish Customer with Material Safety Data Sheets that comply with the requirements of the OSHA Hazard Communication Standard (29 CFR 1910.1200), as the same may be amended or supplemented from time to time.

     13.4. Supplier shall indemnify and hold Customer harmless in accordance with the Article entitled "Indemnity" for any claims, liabilities and damages, including but not limited to attorneys' fees, costs of defense, clean-up costs, response costs, costs of corrective action, costs of financial assurance, and/or natural resource damages, that may arise, be imposed on, be incurred by, be asserted against or be sustained by Customer, by reason of Supplier's failure to comply with the terms of this Article.

     13.5. All provisions of this Article shall also apply to all subcontractors, and substantially identical terms shall be stated in all contracts between Supplier and subcontractors.

14.  SHIPPING CONTAINERS AND PACKAGING:

     14.1. All containers shipped by Supplier must utilize the specifications described in the Electronics Industries Association specification EIA -556A, Outer Shipping Container Bar Code Label Standard, with the
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           exception of references made to mixed loads. Customer does not wish to receive mixed load shipments.

     14.2. All circuit pack packages shipped to Customer by Supplier must comply with the requirements of Bellcore Generic Requirements GR-1421-CORE, Issue 1, dated June, 1994. Customer's exceptions to the publication are noted below:

           14.2.1. If Supplier's package is transparent it must meet the external CLEI Code labeling requirements of Bellcore Document TR-STS-000485. An over pack is permissible to provide protection during shipping and handling.

           14.2.2. Packaging flammability requirements per Section 4.6 of Bellcore Generic Requirements GR-1421-core, Issue 1, dated June, 1994 are acceptable but not required.

           14.2.3. Supplier's package should handle only one circuit pack at a time, but be capable of handling a variety of different sized circuit packs.

           14.2.4. Supplier's package must be capable of carrying documentation per Section 4.10.4 of Bellcore Generic Requirements GR-1421-CORE, Issue 1, dated June, 1994.

15.  CONFIDENTIAL INFORMATION:

     15.1. As used herein, "Confidential Information" shall mean any and all technical or business information, including third party information, furnished in connection with this Agreement, in whatever tangible form or medium, or disclosed by one party to the other (including, but not limited to, product/service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data and personnel statistics), which is marked as confidential or proprietary; or for information which is orally disclosed, the disclosing party indicates to the other at the time of disclosure the confidential or proprietary nature of the information and reduces orally disclosed Confidential Information to writing and provides it to the receiving party within twenty days after such disclosure which is also marked as confidential.

     15.2. Customer does not wish to receive the Confidential Information of Supplier, and Supplier agrees that it will first provide or disclose information which is not confidential. Only to the extent that Customer requests Confidential Information from Supplier will Supplier furnish or disclose Confidential Information.

     15.3. Notwithstanding the termination, expiration or cancellation of this Agreement, each party agrees to treat such Confidential Information as confidential for a period of three years from the date of receipt of same unless otherwise agreed to in writing by both parties, and that during such period each party will use same solely for the purposes of this Agreement unless otherwise allowed herein or by written permission of the disclosing party. In handling the Confidential Information, each party agrees: (1) not to copy such Confidential Information of the other unless specifically authorized;
           (2) not to make disclosure of any such Confidential Information to anyone except employees and independent contractors and subcontractors of such party to whom disclosure is necessary for the purposes set forth above; (3) to appropriately notify such employees and independent contractors and subcontractors that the disclosure is made in confidence and shall be kept in confidence in accordance with this Agreement; and (4) to make requests for Confidential Information of the other only if necessary to accomplish the purposes set forth in this Agreement. The obligations set forth herein shall be satisfied by each party through the exercise of at least the same degree of care used to restrict disclosure of its own information of like importance but not less than a reasonable degree of care. Notwithstanding any other provisions of this Clause, Confidential Information may be disclosed as may be required by law, regulation or court or agency order or demand, after prompt prior notification to the other party of such required disclosure.

     15.4. Each party agrees that in the event permission is granted by the other to copy Confidential Information, or that copying is otherwise permitted hereunder, each such copy shall contain and state the same confidential or proprietary notices or legends, if any, which appear on the original. Nothing herein shall be construed as granting to either party any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by the other party. Upon termination, cancellation or expiration of this Agreement for any reason or upon request of the disclosing party, all Confidential Information, together with any copies of same as may be authorized herein, shall be returned to the disclosing party or certified destroyed by the receiving party.

     15.5. The obligations imposed in this Clause shall not apply to any information that: (1) is already in the possession of, is known to, or is independently developed by the receiving party; or (2) is or becomes publicly available through no fault of the receiving party; or (3) is obtained by the receiving party from a third person without breach by such third person of an obligation of confidence with respect to the Confidential Information disclosed; or
           (4) is disclosed without restriction by the disclosing party; or (5) is required to be disclosed pursuant to the lawful order of a government agency or disclosure is required by operation of the law.

     15.6. The requirements of use and confidentiality set forth herein shall survive the expiration, termination or cancellation of this Agreement.

16.  COMPATIBILITY INFORMATION; LICENSING TECHNOLOGY:

     16.1. Upon request by Customer during the term of this Agreement or within three years following its termination, cancellation or expiration, Supplier shall provide Customer with interface specifications describing the electrical, functional, physical and software interfaces of Product(s). Upon Customer's request, Supplier shall provide such data and information to other suppliers with whose products Customer requires Supplier's Product(s) to interface.

     16.2. Compatibility information which is proprietary and confidential shall be treated in accordance with the Article entitled "Confidential Information."

     16.3. In the event that any Product(s) provided under this Agreement contain, provide or involve a protocol which will be present at a Customer network interface, and which technology is proprietary to Supplier, Supplier is required to provide to Customer assurance that:
           (1) A license will be made available without compensation to applicants desiring to utilize the technology for the purpose of constructing and selling Customer terminal equipment using the technology; or (2) A license of the technology will be made available to applicants under reasonable terms and conditions that are demonstrably free of any unfair discrimination.

17.  RECORDS:

     17.1. Supplier shall maintain complete and accurate records of all amounts billable to and payments made by Customer hereunder in accordance with recognized accounting practices. Supplier shall retain such records for a period of four (4) years from the date of final payment for Product(s) covered hereby. Supplier agrees to provide reasonable supporting documentation concerning any disputed amount of an invoice to Customer within thirty (30) days after Customer provides written notification of the dispute to Supplier.

     17.2. During the term of this Agreement and the respective periods in which Supplier is required to maintain such records, Customer and its authorized agents and representatives shall have access to such records for purposes of audit during Supplier's normal business hours.

18. INDEPENDENT CONTRACTOR: Supplier hereby declares and agrees that it Is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Customer, that the persons performing services hereunder are not agents or employees of Customer; that Supplier has and hereby retains the right to exercise full control of and supervision over the performance of Supplier's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that Supplier will be solely responsible for all matters relating to payment of such employees, including compliance with workers' compensation, unemployment, disability insurance, social security withholding, and all other federal, state and local laws, rules and regulations governing such matters; and that Supplier will be responsible for Supplier's own acts and those of Supplier's agents, employees and subcontractors during the performance of Supplier's obligations under this Agreement. Supplier and its employees are not entitled to unemployment insurance benefits as a result of performing under this Agreement. Supplier is responsible for and shall pay all assessable federal and state income tax on amounts paid under this Agreement.

19.  INDEMNITY:

     19.1. To the extent of the negligence, gross negligence or willfulness of Supplier or any party under the direction or control of Supplier, or to the extent any Product(s) is (are) defective or unreasonably dangerous, or to the extent of Supplier's breach of any of the terms and conditions of this Agreement, Supplier shall indemnify and hold harmless Customer, its owners, parents, subsidiaries, agents, directors and employees from and against all judgments, orders, awards, claims, damages, losses, liabilities, costs and expenses, including, but not limited to, court costs and reasonable attorneys' fees ("Liabilities") arising from providing and/or using Products(s) or the acts or omissions of Supplier, its agents and employees and others under its direction or control. Such Liabilities shall include, but not be limited to, those which are attributable to personal injury, sickness, disease or death; and/or result from injury to or destruction of real or personal property including loss of use thereof, theft, misuse or misappropriation.

     19.2. To the extent of the negligence, gross negligence or willfulness of Customer or any party under the direction or control of Customer, or to the extent of Customer's breach of any of the terms and conditions of this Agreement, Customer shall indemnify and hold harmless Supplier, its parent, affiliates, subsidiaries, agents, directors and employees from and against all Liabilities arising from the acts or omissions of Customer, its agents and employees and others under its direction or control. Such Liabilities shall include, but are not limited to, those which are attributable to personal injury, sickness, disease or death; and/or result from injury to or destruction of real or personal property including loss of use thereof, theft, misuse or misappropriation.


     19.3. Supplier shall indemnify and hold harmless Customer, its owners, parents, subsidiaries, agents, directors and employees from and against all Liabilities arising out of or resulting from assertions under workers' compensation or similar employee benefit acts made by Supplier or any of Supplier's employees, agents, subcontractors, or subcontractors' employees or agents

20.  PATENT, TRADEMARK, COPYRIGHT OR TRADE SECRET INDEMNIFICATION:

     20.1. Supplier shall indemnify and hold harmless Customer, its owners, parents, subsidiaries, agents, directors and employees from and against all Liabilities that may result by reason of any infringement or claim of infringement of any patent, trademark, copyright, trade secret or other proprietary right relating to Product(s) and/or the use thereof. Supplier will defend and/or settle at its own expense any action brought against Customer to the extent that it is based on a claim that Product(s) and/or the use thereof, infringe any patent, trademark, copyright, trade secret or other proprietary right.

     20.2. If a preliminary or final judgement shall be obtained against Customer's use of any Product(s) or any part thereof by reason of alleged infringement, or if in Supplier's opinion, such Product(s) or any part thereof, and/or the use thereof are likely to become subject to a claim for infringement, Supplier shall, at its expense and option and without any effect or waiver of any right Customer may posses at either law or equity, either: (1) procure for Customer the right to continue using such Product(s); or (2) replace or modify Product(s) so that it becomes non-infringing but only if the modification or replacement does not adversely affect the Customer's rights or ability to use same as specified herein. If neither of those options is reasonably possible, Supplier shall refund to Customer an appropriate pro rata portion of amounts paid pursuant to this Agreement and reimburse Customer for reasonable expenses of removal and replacement.

21.  INSURANCE:

     21.1. Supplier shall at all times during the term of this Agreement, at its own cost and expense, carry and maintain the insurance coverage listed below with insurers having a "Best's" rating of B+XIII.

           21.1.1. Workers' Compensation Insurance with statutory limits as required in the state(s) of operation and Employers' Liability or "Stop Gap" insurance with limits of not less than $100,000 each accident.

           21.1.2. Commercial General Liability insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor's protection (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability with respect to the liability assumed by Supplier hereunder. The limits of insurance shall not be less than:

                          Each Occurrence                          $1,000,000
                          General Aggregate Limit                  $2,000,000
                          Products-Completed Operations Limit      $1,000,000
                          Personal and Advertising Injury Limit    $1,000,000

           21.1.3. Should performance of this Agreement involve any use of automobiles, comprehensive automobile liability insurance covering the ownership. operation and maintenance of all owned, non-owned and hired motor vehicles with limits of not less than $1,000,000 per occurrence for bodily injury and property damage.

     21.2. The insurance limits required in 21.1 may be obtained through any combination of primary and excess or umbrella liability insurance. Supplier shall forward to Customer certificates of such insurance upon execution of this Agreement and upon any renewal of such insurance during the term of this Agreement. The certificate(s) shall provide that (1) the Customer (and its participating subsidiaries) be named as an additional insured(s) as their interest may appear with respect this Agreement under insurance required in 21.1.2; (2) thirty
           (30) days prior written notice of cancellation of, material change or exclusions in the policy to which certificate(s) relate shall be given to the Customer; (3) coverage is primary and not excess of, or contributory with, any other valid and collectible insurance purchased or maintained by the Customer. Supplier shall not commence any work hereunder until the obligations of Supplier with respect to insurance have been fulfilled. The fulfillment of such obligations, however, shall not otherwise relieve Supplier of any liability assumed hereunder or in any way modify the Supplier's obligations to indemnify the Customer.

     21.3. Supplier shall require its subcontractors who may enter upon Customer's premises to maintain insurance as described above.

22. SUBCONTRACTORS: Supplier shall obtain Customer's written consent prior to subcontracting any obligations hereunder. Such requirement shall not apply to purchases of incidental, standard commercial supplies or raw materials.

23. ADVERTISING; PUBLICITY: No references to Customer or to Customer's names, marks, codes, drawings or specifications will be used in any of Supplier's advertising, promotional efforts or any publicity of any kind without Customer's prior written permission.

24. PLANT AND WORK RULES: Supplier and Customer, while on the premises of the other, shall comply with all plant rules and regulations including, where required by governmental regulation, submission of satisfactory clearance from the appropriate governmental authorities.

25. SETOFF: All claims for money due or to become due from Customer shall be subject to deduction or setoff by Customer by reason of any counterclaim arising out of this or any other transaction with Supplier.

26. TIME IS OF ESSENCE: Time of performance is of the essence in this Agreement and a substantial and material term hereof.

27.  ASSIGNMENT:

     27.1. Any assignment or delegation of the rights or obligations hereunder, in whole or in part, or any other interest hereunder, without Customer's written consent, shall be void; except that an assignment confined solely to money due or to become due shall be void only to the extent that it attempts to impose upon Customer obligations to the assignee additional to the payment of such monies, or to preclude Customer from dealing solely and directly with Supplier in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. Customer reserves the right to assign this Agreement to any parent, subsidiary of parent, subsidiary, successor or related company of Customer.

     27.2. The parties acknowledge that Customer may select at any time a "Prime Contractor" to provide and/or manage the type of Products generally covered under this Agreement. For and in consideration of the mutual covenants contained in this Agreement, the parties hereby expressly agree that the Products, duties and obligations to be performed under this Agreement by Supplier may be assigned and delegated to the Prime Contractor by Customer. The parties hereby expressly consent to such an assignment and delegation which will effect a novation of this Agreement. The Prime Contractor will take the place of Customer as a result of the Novation; Supplier will be obligated to the Prime Contractor under the terms and conditions set forth under this Agreement. The Prime Contractor and Supplier will be bound to the terms of this Agreement in every way as if the Prime Contractor was named as a party to this Agreement. Upon the Novation, the Agreement between Prime Contractor and Supplier will supersede the Agreement between Customer and Supplier and Customer will be released from all further obligations and liabilities arising thereafter under the Agreement. Customer agrees to provide Supplier reasonable prior written notice of such Novation.

28. FORCE MAJEURE: Neither party shall be liable for failure to perform when such failure is caused by unforeseeable force majeure circumstances. If such circumstances occur, the party injured by the other's inability to perform may elect to (1) terminate this Agreement and/or any Order(s) immediately, and/or (2) suspend this Agreement and/or any Order(s) for the duration of the force majeure circumstances, and then resume performance under this Agreement and/or any Order(s). The party experiencing the force majeure circumstances shall cooperate with and assist the injured party in all reasonable ways to minimize the impact of such circumstances on the injured party, including assisting in locating and arranging for substitute Products.

29. WAIVER: Either party's failure to insist on performance of any of the terms or conditions herein or to exercise any right or privilege, or either party's waiver of any breach hereunder shall not be construed to be a waiver, or waive any other terms, conditions, or privileges, whether of the same or similar type.

30.  COMPLIANCE WITH LAWS:

     30.1. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental or regulatory agency orders including the Telecommunications Act of 1996, Pub. L. No. 104-104, 110 Stat. 56, and any and all rules and regulations issued thereunder.

     30.2. Unless exempt under the rules and regulations of the Secretary of Labor or other proper authority, this Agreement is subject to applicable laws and orders relating to equal opportunity and nondiscrimination in employment as shown in the attached Exhibit A, entitled "Nondiscrimination and Compliance Agreement."

     30.3. Supplier shall obtain and maintain at its own expense all permits and licenses required by law with respect to any Product(s), and shall give all notices, pay all fees and comply with all laws, ordinances, rules and regulations relating to its performance obligations specified herein.

     30.4. Supplier shall be solely responsible for the payment of all payroll and other taxes applicable to it. Customer will pay only applicable sales or use taxes on personal property furnished in accordance with this Agreement. All such taxes shall be separately stated on Supplier's invoice.

     30.5. Both parties shall adhere to the U.S. Export Administration Laws and Regulations and shall not export or re-export any Confidential Information, technical data, Products or software received from the other party, or any direct product of such Confidential Information, technical data, Products or software; to any person or company who is a legal resident of or is controlled by a legal resident of any proscribed country listed in Section 779.4(f) of the U.S. Export Administration Regulations (as the same may be amended from time to time), unless properly authorized by the U.S. Government. This requirement shall survive the expiration, termination or cancellation of this Agreement.

31. SEVERABILITY: In the event that a court or a governmental or regulatory agency with proper jurisdiction determines that this Agreement or a provision of this Agreement is unlawful respectively, this Agreement, or that provision of this Agreement, to the extent it is unlawful, shall terminate. If a provision of this Agreement is terminated but the parties can continue legally, commercially and practicably without the terminated provision, the remainder of this Agreement shall continue in effect. No additional liability shall attach to either party as a result of any such termination.

32.  DISPUTE RESOLUTION:

     32.1. If any claim, controversy or dispute of any kind or nature whatsoever arises between the parties, their agents, employees, officers or directors ("Dispute") and such Dispute cannot be settled through negotiation, the parties agree to attempt to settle the Dispute through nonbinding mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA"). If the parties cannot settle the matter through mediation, then any Dispute shall be resolved by arbitration as provided in this Article. Federal law shall govern the arbitrability of all claims. Notwithstanding the foregoing, the parties may cancel or terminate this Agreement in accordance with its terms and conditions without being required to follow the procedures set forth in this Article.

     32.2. A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in Dispute, shall conduct the arbitration under the then current rules of the AAA, unless otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people maintained by the AAA. The arbitration shall be conducted in Denver, Colorado OR in the regional AAA office closest to where the claim arose OR at a location mutually agreed upon by the parties, and all expedited procedures prescribed by the AAA rules shall apply. The laws of Colorado shall govern the construction and interpretation of this Agreement.

     32.3. Either party may request from the arbitrator injunctive relief to maintain the status quo until such time as the arbitration award is
                        ----------
           rendered or the Dispute is otherwise resolved. The arbitrator shall not have authority to award punitive damages.

     32.4. Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the arbitrator. The arbitrator's decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     32.5. If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

33. SEVERAL LIABILITY: The term Customer as used herein may be applicable to one or more parties and the singular shall include the plural. If more than one party is referred to as Customer herein, then their obligations and liabilities shall be several, not joint. Notwithstanding the foregoing, any and all applicable discounts and/or credits shall be based upon the combined forecasts and/or purchases made by all Customers under this Agreement.

34. NONEXCLUSIVE AGREEMENT: It is expressly understood and agreed that this Agreement does not grant to Supplier any exclusive privileges or rights and Customer may contract with other suppliers for the procurement of comparable products. Customer makes no guarantee or commitment for any minimum or maximum amount of Product(s) to be purchased hereunder.

35. REMEDIES CUMULATIVE: The remedies provided herein shall be cumulative and in addition to any other remedies provided by law or equity.

36. AMENDMENTS: No change or modifications of any terms or conditions herein shall be valid or binding on either party unless made in writing and signed by U S WEST Business Resources, Inc. and an authorized representative of Supplier.

37. LIMITED LIABILITY OF U S WEST BUSINESS RESOURCES, INC.: U S WEST Business Resources, Inc. is acting as agent in the negotiation, execution and administration of this Agreement, but U S WEST Business Resources, Inc. shall not in any event be liable for the performance or nonperformance of this Agreement or any Order(s) by Customer, except to the extent that U S WEST Business Resources, Inc. is Customer.

38. SURVIVAL: The provisions of this Agreement that, by their sense and context, are intended to survive performance by either or both parties shall also survive the completion, expiration, termination or cancellation of this Agreement or any Order(s).

39. BUSINESS CONDUCT: Customer has adopted and follows a Code of Business Ethics and Conduct which imposes on itself and its employees an obligation to deal with all suppliers and contractors in a fair and open manner in accordance with the highest standards of integrity. Supplier represents and warrants that it shall perform to the highest level of business and professional ethics, and that it has not made or received and shall not make or receive any payments, gifts, favors, entertainment, secret commissions or hidden gratuities for the purpose of securing preferential treatment or action from or to any party in connection with this Agreement or the Product(s). Any breach or failure with respect to this representation and warranty shall constitute a material breach of this Agreement.

40. NOTICES: Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed return-receipt-requested and delivered by United States Postal Service or other delivery service to the following addresses:

     Customer:

                    U S WEST Business Resources, Inc.
                    ------------------------------------------------
                    Attn: Michael S. Perkins
                    ------------------------------------------------
                    188 Inverness Drive, West, 2nd Floor
                    ------------------------------------------------
                    Englewood, Colorado 80112
                    ------------------------------------------------
                    PH: 303-397-8839
                    ------------------------------------------------

     Supplier:

                    E/O Networks
                    ------------------------------------------------
                    Attn: Vice President, Domestic Sales and Service
                    ------------------------------------------------
                    3911 Trust Way
                    ------------------------------------------------
                    Hayward, California 94545
                    ------------------------------------------------
                    PH: 510-264-3800
                    ------------------------------------------------

     Addresses may be changed by written notice to the parties.

41.  M/WBE SUBCONTRACTING PLAN:

     41.1. Support of Minority and Women Businesses is part of Customer's ongoing business strategy. To effectively carry out policy objectives in this area, Customer has instituted the Minority and Women Business Enterprise (M/WBE) Subcontracting Plan.

     41.2. In compliance with such plan, Supplier agrees and commits to subcontract in accordance with the subcontracting plan components and requirements attached to and made part of this Agreement as Exhibit B. Supplier's specific subcontracting plan shall be attached to and made part of this Agreement as an attachment to the same Exhibit B identified above.

42. ENTIRE AGREEMENT: This Agreement, together with all referenced attachments shall constitute the entire Agreement between the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject of this Agreement.

The parties intending to be legally bound have caused this Agreement to be executed by their duly authorized representatives as of the last date set forth below.

U S WEST Business Resources, Inc.,           E/O Networks
as agent for U S WEST Communications, Inc.

/s/ Michael S. Perkins                       /s/ William Fielding
------------------------------------------   -----------------------------------
(Authorized Signature)                       (Authorized Signature)


Michael S. Perkins                           William Fielding
------------------------------------------   -----------------------------------
(Print or Type Name of Signatory)            (Print or Type Name of Signatory)


Corporate Contract Specialist                VP Domestic Sales
------------------------------------------   -----------------------------------
(Title)                                      (Title)

September 26, 1996                           September 26, 1996
------------------------------------------   -----------------------------------
(Execution Date)                             (Execution Date)

                            PRODUCT SCHEDULE NO. 1
                           TO AGREEMENT FOR PRODUCTS

This Product Schedule is attached to and made part of that certain Agreement for Products No. 9600050412, dated August 1, 1996 ("Agreement"), by and between the U S WEST Company(ies) defined in the Agreement ("Customer") and E/O Networks ("Supplier").

1    PRODUCT DESCRIPTION AND PURCHASE PRICE:

     1.1 Supplier agrees to sell to Customer the products specified in Exhibit A to this Product Schedule No. 1, hereby incorporated by this reference.

     1.2 Prices for products specified in Product Schedule, Exhibit A, shall remain firm for a two (2) year period.

2    PRODUCT SPECIFICATIONS AND REQUIREMENTS:

     2.1 Customer's product specifications and requirements stated in Request for Proposal No. R100210 (RFP) and Supplier's responses to this RFP including Supplier's letter dated February 8, 1996 are hereby incorporated by this reference. Any conflicting terms and conditions between the RFP responses and this Agreement shall be governed by this Agreement.

     2.2 Supplier shall provide products according to Customer's Configurations specified in Exhibit D hereby incorporated into this Agreement by this reference.

3    WARRANTY TERM:

     3.1 All products described in Exhibit A to this Product Schedule 1 shall have a three (3) year warranty to begin upon product ship date. Transportation charges shall be paid by Supplier for all work performed under warranty. Unless otherwise agreed, Supplier shall ship repaired or replacement Products within fifteen (15) days of receipt.

     3.2 Repaired or replaced Products shall be warranted for the remainder of the original warranty period or for six (6) months from the date of shipment of the repaired or replaced Product, whichever is the longer.

4    SHIPPING AND DELIVERY:

     4.1 The delivery interval is thirty (30) days after receipt of Order. All products procured under this Agreement shall be shipped FOB, Origin Freight Collect. Supplier shall contact Customer's National Traffic Center at 1-800-431-9900 to arrange shipment of customer orders and to address any questions regarding procedures.

     4.2 Orders placed by Customer after the first six (6) month term of this Agreement where Customer does not allow Supplier a thirty (30) day lead time shall include an eighteen percent (18%) additional charge.

5    TRAINING

     5.1 Supplier shall provide on-site training to Customer, at Customer's request, at no additional charge, to include the following:

          Operations Personnel
          Maintenance Personnel
          Installation Personnel
          Network Administration Centers
          Training Centers

     Courses to be provided include FDS-1 Overview, Installation, Operation and Maintenance and Train the Trainer.

     5.2 Customer agrees to purchase FDS-1 Training equipment required for in-house training for [*] when necessary.

     5.3 Customer agrees to reimburse Supplier for only those reasonable and necessary expenses authorized in writing. Only those reasonable and necessary expenses stated below will be considered:

          5.3.1  Reasonable lodging expenses;

          5.3.2  Airline fares at lowest rate available, not to exceed coach;

          5.3.3  Car rentals, when necessary for the performance of Services;

          5.3.4 Meals, not to exceed Thirty-Five Dollars ($35.00) per day, per person; and

          5.3.5 Telephone calls, when necessary for performance of Services. Personal calls are not reimbursable.

          5.3.6 In all cases, receipts must accompany invoices requesting reimbursement for expenses over Fifteen Dollars ($15.00).

6    FINANCIAL INFORMATION

In the event this Supplier's products are deployed outside of Wyoming, Supplier agrees to provide Customer with a quarterly update of any additional business generated by Supplier throughout the term of this Agreement. This information shall include the dollar amount of additional business, the name of Supplier's customer, and the time frame in which products will be purchased by Supplier's customer.

7    FORECAST

Customer shall prepare and submit to Supplier a one-year rolling, non-binding forecast, which shall be updated upon the beginning of each calendar quarter. Supplier understands and agrees that Customer's forecast shall not impose any obligation upon Customer to purchase any specific volume of Products.

8    ORDERS AND ACKNOWLEDGEMENT

Products ordered under this Agreement, whether in electronic form or otherwise, shall contain as a minimum:

     8.1  The Agreement number;

     8.2  model and/or part number or CLEI code;

     8.3  and shipping and billing addresses for the products being ordered.

9    SERVICES INCIDENTAL TO PRODUCTS:

     9.1  Repair Services

          Supplier agrees to perform repair services, if requested by Customer, after warranty period, at a rate of [*] of unit cost. Customer shall pay transportation charges.

                                   Exhibit A
                                   ---------
                           FDS-1 US WEST PRICE LIST

                                                                   July 12, 1996
                                                                     Page 1 of 7

------------------------------------------------------------------------------------------------------
                                                                                   LIST       US WEST
             MODEL                           DESCRIPTION                          PRICE        PRICE
------------------------------------------------------------------------------------------------------
           -------------------------------------------------------------------------------------------
US West      U0001-01         HDT BAY, ASSEMBLED, 7 FT                              na          [*]
           -------------------------------------------------------------------------------------------
Special                       Includes:
           -------------------------------------------------------------------------------------------
Configs.                      qty 1, 7 ft rack, Handry 02043-01
           -------------------------------------------------------------------------------------------
  and                         qty 1, fuse and alarm panel, Ascom 23DFP20/10
           -------------------------------------------------------------------------------------------
Bundles                       qty 3, M192-03 HDT Shelf
           -------------------------------------------------------------------------------------------
                              qty 3, M100-01 mounting ears for 23" rack
           -------------------------------------------------------------------------------------------
                              Assemble and pack
           -------------------------------------------------------------------------------------------
                              No VF cables included
           -------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------
             U0002-01         HDT BAY, ASSEMBLED, 9 FT                              na          [*]
           -------------------------------------------------------------------------------------------
                              Includes:
           -------------------------------------------------------------------------------------------
                              qty 1, 9 ft rack, Handry 02043-04
           -------------------------------------------------------------------------------------------
                              qty 1, fuse and alarm panel, Ascom 23DFP20/10
           -------------------------------------------------------------------------------------------
                              qty 3, M192-03 HDT Shelf
           -------------------------------------------------------------------------------------------
                              qty 3, M100-01 mounting ears for 23" rack
           -------------------------------------------------------------------------------------------
                              Assemble and pack
           -------------------------------------------------------------------------------------------
                              No VF cables included
           -------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------
             U0003-01         HDT BAY, ASSEMBLED, 11.5 FT                           na          [*]
           -------------------------------------------------------------------------------------------
                              Includes:
           -------------------------------------------------------------------------------------------
                              qty 1, 11.5 ft rack, Handry 02043-05
           -------------------------------------------------------------------------------------------
                              qty 1, fuse and alarm panel, Ascom 23DFP20/10
           -------------------------------------------------------------------------------------------
                              qty 3, M192-03 HDT Shelf
           -------------------------------------------------------------------------------------------
                              qty 3, M100-01 mounting ears for 23" rack
           -------------------------------------------------------------------------------------------
                              Assemble and pack
           -------------------------------------------------------------------------------------------
                              No VF cables included
           -------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------
             U0004-01         HDT COMMON CARDS, FIBER                               na          [*]
           -------------------------------------------------------------------------------------------
                              Includes:
           -------------------------------------------------------------------------------------------
                              qty 2, P100-01 HDT Shelf Power Card
           -------------------------------------------------------------------------------------------
                              qty 1, P120-03 HDT System Monitor Card
           -------------------------------------------------------------------------------------------
                              qty 2, P130-02 Mux Card
           -------------------------------------------------------------------------------------------
                              qty 2, P145-03 HDT Fiber Optic Interface Card
           -------------------------------------------------------------------------------------------
                              qty 1, P159-01 Composite Clock Interface
           -------------------------------------------------------------------------------------------
                              qty 1, P180-02 HDT Channel Access Card
           -------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------

PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE

                                   Exhibit A
                                   ---------

                            FDS-1 US WEST PRICE LIST               July 12, 1996
                                                                     Page 2 of 7

                                                                                                  LIST           US WEST
                 MODEL                                    DESCRIPTION                             PRICE          PRICE
==========================================================================================================================
 US West       U0005-01      HDT COMMON CARDS AND CABLE, EXPANSION                                 na            [*]
 Special       -----------------------------------------------------------------------------------------------------------
 Configs.                    Includes:
   and         -----------------------------------------------------------------------------------------------------------
 Bundles                     qty 2, P100-01 HDT Shelf Power Card
  cont.        -----------------------------------------------------------------------------------------------------------
                             qty 1, P120-03 HDT System Monitor Card
               -----------------------------------------------------------------------------------------------------------
                             qty 2, P130-02 Mux Card
               -----------------------------------------------------------------------------------------------------------
                             qty 2, P125-01 HDT Expansion Card
               -----------------------------------------------------------------------------------------------------------
                             qty 1, P159-01 Composite Clock Interface
               -----------------------------------------------------------------------------------------------------------
                             qty 1, P190-02 HDT Channel Access Card
               -----------------------------------------------------------------------------------------------------------
                             qty 1, C102-09 HDT Expansion Shelf Cable
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------
               U0006-01      HDT COMMON CARDS, SPARES                                              na            [*]
               ------------------------------------------------------------------------------------------------------------
                             Includes:
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P100-01 HDT Shelf Power Card
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P120-03 HDT System Monitor Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P130-02 Mux Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P145-03 HDT Fiber Optic Interface Card
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P190-02 HDT Channel Access Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P125-01 HDT Expansion Card
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P159-01 Composite Clock Interface
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------
               U0007-01      ONU COMMON CARDS, DC                                                  na            [*]
               ------------------------------------------------------------------------------------------------------------
                             Includes:
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P305-01 ONU Power/Ring Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P345-02 ONU Fiber Optic Interface Card
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P391-01 ONU Channel Access Card
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------
               U0008-01      ONU COMMON CARDS, AC                                                  na            [*]
               ------------------------------------------------------------------------------------------------------------
                             Includes:
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P300-01 ONU Power/Ring Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P345-02 ONU Fiber Optic Interface Card
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P391-01 ONU Channel Access Card
               ------------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------
               U0009-01      ONU COMMON CARDS, AC SPARES                                           na            [*]
               ------------------------------------------------------------------------------------------------------------
                             Includes:
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P300-01 ONU Power/Ring Card
               ------------------------------------------------------------------------------------------------------------
                             qty 2, P345-02 ONU Fiber Optic Interface Card
               ------------------------------------------------------------------------------------------------------------
                             qty 4, P319-01 ONU Battery Charger
               ------------------------------------------------------------------------------------------------------------
                             qty 4, M319-02 ONU Charger Interconnect Board
               ------------------------------------------------------------------------------------------------------------
                             qty 1, P391-01 ONU Channel Access Card
               ------------------------------------------------------------------------------------------------------------

===========================================================================================================================

                                   Exhibit A
                                   ---------

                            FDS-1 US WEST PRICE LIST               July 12, 1996
                                                                     Page 3 of 7

                                                                                                               US WEST
                 MODEL                                 DESCRIPTION                             LIST PRICE       PRICE
==========================================================================================================================
 US West       U0010-01      ONU, 32 LINE, DC                                                      na            [*]
 Special       -----------------------------------------------------------------------------------------------------------
 Configs.                    Includes:
  and          -----------------------------------------------------------------------------------------------------------
 Bundles                     qty 1, R032-08 32 Line ONU, Network Power
  cont.        -----------------------------------------------------------------------------------------------------------
                             qty 4, B301-01 ONU Surge Protectors (40 total)
               -----------------------------------------------------------------------------------------------------------
                             qty 1, F310- 25 Fiber Optic Stub, 25 meter
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-01 ONU Cable Port Assembly, 1"
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-02 ONU Cable Port Assembly, 2"
               -----------------------------------------------------------------------------------------------------------
               U0011-01      ONU, 32 LINE, AC                                                      na            [*]
               -----------------------------------------------------------------------------------------------------------
                             Includes:
               -----------------------------------------------------------------------------------------------------------
                             qty 1, UR032-07 32 Line US West ONU, AC w/dual chargers
               -----------------------------------------------------------------------------------------------------------
                             qty 4, B301-01 ONU Surge Protectors (40 total)
               -----------------------------------------------------------------------------------------------------------
                             qty 1, F310-25 Fiber Optic Stub, 25 meter
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-02 ONU Cable Port Assembly, 2"
               -----------------------------------------------------------------------------------------------------------

               -----------------------------------------------------------------------------------------------------------
               U0012-01      ONU, 98 LINE, AC                                                      na            [*]
               -----------------------------------------------------------------------------------------------------------
                             Includes:
               -----------------------------------------------------------------------------------------------------------
                             qty 1, UR096-07 96 line US West ONU, AC w/dual chargers
               -----------------------------------------------------------------------------------------------------------
                             qty 10, B301-01 ONU Surge Protectors (100 total)
               -----------------------------------------------------------------------------------------------------------
                             qty 1, F310-25 Fiber Optic Stub, 25 meter
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-02 ONU Cable Port Assembly, 2"
               -----------------------------------------------------------------------------------------------------------

               -----------------------------------------------------------------------------------------------------------
               U0013-01      ONU, 96 LINE, DC                                                      na            [*]
               -----------------------------------------------------------------------------------------------------------
                             Includes:
               -----------------------------------------------------------------------------------------------------------
                             qty 1, R096-09 96 Line ONU, Network Power
               -----------------------------------------------------------------------------------------------------------
                             qty 10, B301-01 ONU Surge Protectors (100 total)
               -----------------------------------------------------------------------------------------------------------
                             qty 1, F310-25 Fiber Optic Stub, 25 meter
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-01 ONU Cable Port Assembly, 1"
               -----------------------------------------------------------------------------------------------------------
                             qty 1, M311-02 ONU Cable Port Assembly, 2"
               -----------------------------------------------------------------------------------------------------------

==========================================================================================================================

                                   Exhibit A
                                   ---------
                           FDS-1 US WEST PRICE LIST                July 12, 1996
                                                                     Page 4 of 7

--------------------------------------------------------------------------------------------------------------------------
                MODEL                                 DESCRIPTION                                LIST           US WEST
                                                                                                 PRICE           PRICE
==========================================================================================================================
  ONU           R000-01      CNU EXPANSION CABINET                                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
Cabinets        R032-05      32 LINE ONU, NETWORK POWER                                           [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R032-06      32 LINE ONU, NETWORK POWER W/MS2 CONN                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R032-07      32 LINE ONU, AC POWER                                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R032-08      32 LINE ONU, AC POWER W/MS2 CONN                                     [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R032-09      32 LINE ONU, AC POWER W/HUBBLE CONN                                  [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R032-10      32 LINE ONU, AC POWER W/MS2 & HUBBLE CONN                            [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-05      96 LINE ONU, AC POWER W/HUBBLE CONN                                  [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-06      96 LINE ONU, AC POWER W/MS2 & HUBBLE CONN                            [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-07      96 LINE ONU, AC POWER                                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-08      96 LINE ONU, AC POWER W/MS2 CONN                                     [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-09      96 LINE ONU, NETWORK POWER                                           [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                R096-10      96 LINE ONU, NETWORK POWER W/MS2 CONN                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------

==========================================================================================================================
  ONU           M300-01      ONU MOUNTING EARS FOR 19" BAY                                        [*]             [*]
                ---------------------------------------------------------------------------------------------------------
 Shelf          M300-02      ONU MOUNTING EARS FOR 23" BAY                                        [*]             [*]
                ---------------------------------------------------------------------------------------------------------
  and           M301-01      ONU POLE MOUNT BRACKET KIT                                           [*]             [*]
                ---------------------------------------------------------------------------------------------------------
 Mech.          M301-02      ONU H-FRAME MOUNTING KIT                                             [*]             [*]
                ---------------------------------------------------------------------------------------------------------
Access.         M302-01      ONU BASE MOUNT KIT                                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M332-05      32 LINE SHELF                                                        [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M332-06      32 LINE SHELF WITH HARNESS & MS2                                     [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M332-07      32 LINE SHELF W/HARNESS & VF STUB                                    [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M364-05      64 LINE EXPANSION SHELF                                              [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M364-06      64 LINE EXPANSION SHELF W/HARNESS & MS2                              [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M364-07      64 LINE EXPAND SHELF W/HARNESS & VF STUB                             [*]             [*]
                ---------------------------------------------------------------------------------------------------------

==========================================================================================================================
 ONU            B340-01      BATTERY, 40 AH, 12 VOLT, GEL CELL                                    [*]             [*]
                ---------------------------------------------------------------------------------------------------------
 AC             M319-01      ONU CHARGER INTERCONNECT BOARD                                       [*]             [*]
                ---------------------------------------------------------------------------------------------------------
Power           M329-01      ONU AC UPGRADE KIT                                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                M345-01      BATTERY HEATER PAD                                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                P300-01      ONU POWER/RING CARD (-48 VDC IN)                                     [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                P305-01      ONU POWER/RING CARD (+/-140 VDC IN)                                  [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                P310-01      DUAL POWER CARD (+/- 140 VDC OUT)DUAL                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                P319-01      ONU BATTERY CHARGER                                                  [*]             [*]
                ---------------------------------------------------------------------------------------------------------

==========================================================================================================================
 ONU            B301-01      ONU SURGE PROTECTOR FOR VF SUBSCRIBER                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
Cables          B360-01      PLASTIC HANDHOLE LID (UNASSEMBLED)                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
 and            B401-01      ONU SURGE PROTECTOR FOR POWER PAIR                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
 Misc.          B405-01      VF INSERTION TOOL                                                    [*]             [*]
                ---------------------------------------------------------------------------------------------------------
Access.         C311-10      VF STUB, 50PR, 10 MTR                                                [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                C312-10      VF STUB, 50 PR, W/MS2 CONN, 10 MTR                                   [*]             [*]
                ---------------------------------------------------------------------------------------------------------
                C321-10      VF STUB 100 PR, 10 MTR                                               [*]             [*]
                ---------------------------------------------------------------------------------------------------------

==========================================================================================================================

PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE

                                   Exhibit A
                                   ---------
                            FDS-1 US WEST PRICE LIST               July 12, 1996
                                                                     Page 5 of 7

--------------------------------------------------------------------------------------------------------------------------
                 MODEL                                 DESCRIPTION                             LIST PRICE      US WEST
                                                                                                                PRICE
==========================================================================================================================
  ONU           C322-10      VF STUB 100PR, W/MS2 CONN, 10 MTR                                    [*]            [*]
                ----------------------------------------------------------------------------------------------------------
Cables          F300-02      FIBER PIGTAIL KIT W/FC CONNECTOR, 2MTR                               [*]            [*]
                ----------------------------------------------------------------------------------------------------------
  and           F310-25      FIBER OPTIC STUB, 4FC4 SPARE, FBR, 25 MTR                            [*]            [*]
                ----------------------------------------------------------------------------------------------------------
 Misc.          F311-25      FIBER OPTIC STUB, 4FC, 1SC, 25MTR-TWIN PACK                          [*]            [*]
                ----------------------------------------------------------------------------------------------------------
Access.         M305-02      ONU SPARES KIT, MISC                                                 [*]            [*]
                ----------------------------------------------------------------------------------------------------------
 cont.          M310-01      ONU FIBER SPLICE TRAY                                                [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M311-01      ONU CABLE PORT ASSEMBLY 1"                                           [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M311-02      ONU CABLE PORT ASSEMBLY 2"                                           [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M340-01      ONU T1 SURGE PROTECTOR                                               [*]            [*]
                ----------------------------------------------------------------------------------------------------------

==========================================================================================================================

  HDT           B110-01      BOLTED ALUMINUM RACK                                                 [*]            [*]
                ----------------------------------------------------------------------------------------------------------
and CO          B112-01      FIBER TERMINATIN PANEL                                               [*]            [*]
                ----------------------------------------------------------------------------------------------------------
Shelves,        B170-01      FUSE & ALARM PANEL                                                   [*]            [*]
                ----------------------------------------------------------------------------------------------------------
 Power,         C100-30      VF CABLE, 100PR, 30M LONG, RIGHT FROM BP                             [*]            [*]
                ----------------------------------------------------------------------------------------------------------
Cables,         C101-30      VF CABLE, 100PR, 30M LONG, LEFT FROM BP                              [*]            [*]
                ----------------------------------------------------------------------------------------------------------
  and           C102-07      HDT EXPANSION SHELF CABLE, 7 FT                                      [*]            [*]
                ----------------------------------------------------------------------------------------------------------
Access.         C102-09      HDT EXPANSION SHELF CABLE, 9 FT                                      [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                C102-25      HDT EXPANSION SHELF CABLE, 25 FT                                     [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                F100-03      FIBER JUMPER KIT, 4EA W/FC CONN, 3M LONG                             [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                F100-10      FIBER JUMPER KIT, 4EA W/FC CONN, 10M LONG                            [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M100-01      HOT MOUNTING EARS FOR 23" BAY                                        [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M101-01      MOUNTING EARS FOR 23" RACK (POWER)                                   [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M105-01      HOT SPARES KIT, MISC                                                 [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M120-01      NETWORK POWER SHELF                                                  [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M192-02      192 LINE HDT SHELF                                                   [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                M192-03      192 LINE HDT SHELF, W/FRONT FIBER CHANNEL                            [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P100-01      HDT SHELF POWER CARD                                                 [*]            [*]
                ----------------------------------------------------------------------------------------------------------

==========================================================================================================================

Transport       P125-01      HDT EXPANSION CARD FOR 384 LINE SYSTEM                               [*]            [*]
                ---------------------------------------------------------------------------------------------------------
  and           P130-02      HDT MUX CARD                                                         [*]            [*]
                ---------------------------------------------------------------------------------------------------------
 Timing         P140-01      HDT TI TRANSPORT - SINGLE                                            [*]            [*]
                ---------------------------------------------------------------------------------------------------------
                P145-02      HDT FIBER OPTIC INTFC CARD W/R&B-FC CONN                             [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P145-03      HDT FIBER OPTIC INTFC CARD W/FRONT FC CONN                           [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P146-01      HDT COPPER TRANSMIT TIMING CARD                                      [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P159-01      COMPOSITE CLOCK INTERFACE                                            [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P340-01      ONU T1 TRANSPORT - DUAL                                              [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P159-01      COMPOSITE CLOCK INTERFACE                                            [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P340-01      ONU T1 TRANSPORT - DUAL                                              [*]            [*]
                ----------------------------------------------------------------------------------------------------------
                P345-02      ONU FIBER OPTIC INTFC CARD W/R&B-FC CONN                             [*]            [*]
                ----------------------------------------------------------------------------------------------------------

==========================================================================================================================

PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE

                                   Exhibit A
                                   ---------
                           FDS-1 US WEST PRICE LIST                July 12, 1996
                                                                     Page 6 of 7

--------------------------------------------------------------------------------------------------------------------------
                                                                                                LIST            US WEST
                 MODEL                                 DESCRIPTION                              PRICE            PRICE
==========================================================================================================================
  POTS          P182-01      HDT LINE CARD, US POTS-4 LINES                                       [*]              [*]
                ----------------------------------------------------------------------------------------------------------
  Line          P382-01      ONU LINE CARD, US POTS-4 LINES                                       [*]              [*]
                ----------------------------------------------------------------------------------------------------------
  Cards         P184-01      HDT LINE CARD, LS/GS-4 LINES                                         [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P384-01      ONU LINE CARD, LS/GS-4 LINES                                         [*]              [*]
==========================================================================================================================
 Special        P150-01      HDT LINE CARD, DS1 SERVICE-SINGLE                                    [*]              [*]
                ----------------------------------------------------------------------------------------------------------
Services        P152-01      HDT LINE CARD, DS1 SERVICE-DUAL                                      [*]              [*]
                ----------------------------------------------------------------------------------------------------------
  Line          P350-01      ONU LINE CARD, DS1 SERVICE-SINGLE                                    [*]              [*]
                ----------------------------------------------------------------------------------------------------------
  Cards         P350-02      ONU LINE CARD, DS1 SERVICE-SINGLE, W/SPAN PWR                        [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                M350-01      ONU DS1 CONNECTOR BOARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P160-01      HDT LINE CARD, 2WIRE FXB/FXO                                         [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P360-01      ONU LINE CARD, 2WIRE FXB/FXO                                         [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P170-01      HDT LINE CARD, COIN-DUAL                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P370-01      ONU LINE CARD, COIN-DUAL                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P172-01      HDT LINE CARD, 4WIRE TO-DUAL                                         [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P372-01      ONU LINE CARD, 4WIRE TO-DUAL                                         [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P176-01      HDT LINE CARD, 4WIRE E&M                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P376-01      ONU LINE CARD, 4WIRE E&M                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P180-01      HDT LINE CARD, ISON+POTS                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P380-01      ONU LINE CARD, ISON+POTS                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P180-02      HDT LINE CARD, ISON                                                  [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P380-02      ONU LINE CARD, ISON                                                  [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P185-01      HDT LINE CARD, ALL RATE DDS+DUAL POTS                                [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P385-01      ONU LINE CARD, ALL RATE DDS+DUAL POTS                                [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P185-02      HDT LINE CARD, ALL RATE DDS                                          [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P385-02      ONU LINE CARD, ALL RATE DDS                                          [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P186-01      HDT LINE CARD, P-PHONE-4 LINES                                       [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P386-01      ONU LINE CARD, P-PHONE-4 LINES                                       [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P188-01      HDT LINE CARD, NX54 KENT                                             [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P388-01      ONU LINE CARD, NX64 KENT V.35                                        [*]              [*]
==========================================================================================================================
  Test          P120-02      HDT SYSTEM MONITOR CARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
  and           P120-03      HDT SYSTEM MONITOR CARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
Monitor         P190-01      HDT CHANNEL ACCESS CARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P190-02      HDT CHANNEL ACCESS CARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P191-01      HDT SUBSCRIBER DROP TEST CARD                                        [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P198-01      TEST TIMING SOURCE                                                   [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P390-01      ONU CHANNEL ACCESS CARD                                              [*]              [*]
                ----------------------------------------------------------------------------------------------------------
                P391-01      ONU SUBSCRIBER DROP TEST CARD                                        [*]              [*]
==========================================================================================================================

PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE

                                   Exhibit A
                                   ---------
                           FDS-1 US WEST PRICE LIST                July 12, 1996
                                                                     Page 7 of 7

--------------------------------------------------------------------------------------------------------------------------
                                                                                                LIST            US WEST
                 MODEL                                 DESCRIPTION                              PRICE            PRICE
==========================================================================================================================
 SAT            S100-02      SAT SYSTEM SOFTWARE                                                  [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                S100-03      SAT SYSTEM SOFTWARE                                                  [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                S300-01      SAT ACCESSORIES KIT                                                  [*]               [*]
==========================================================================================================================
Video           BACL-3       AMP CLAMP                                                            [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                BLPI100      POWER INSERTER                                                       [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                CPS4000      VIDEO CONTROLLER AND POWER SUPPLY                                    [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                HLP4000WD/P  DFB TRANSMITTER CHASSIS                                              [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                HLR3700RM    RECEIVER, 750MHz, 30dBm NOMINAL OUTPUT                               [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                HPA4710-4    RF AMPLIFIER, 4 OP, 10dB GAIN, 750MHz                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4708      DFB XMTR, FC/APC, 750MHz, 8dB                                        [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4709      DFB XMTR, FC/APC, 750MHz, 9dB                                        [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4710      DFB XMTR, FC/APC, 750MHz, 10dB                                       [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4711      DFB XMTR, FC/APC, 750MHz, 11dB                                       [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4712      DFB XMTR, FC/APC, 750MHz, 12dB                                       [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                PWL4713      DFB XMTR, FC/APC, 750MHz, 13dB                                       [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V300-01      VIDEO RECEIVER, 19 dBmV                                              [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V310-01      VIDEO RECEIVER, 37 dBmV                                              [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V405-01      OPTICAL COUPLER 5.95                                                 [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V410-01      OPTICAL COUPLER 10.90                                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V415-01      OPTICAL COUPLER 15.85                                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V420-01      OPTICAL COUPLER 20.80                                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V425-01      OPTICAL COUPLER 25.75                                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V450-01      OPTICAL COUPLER 50.50                                                [*]               [*]
                ----------------------------------------------------------------------------------------------------------
                V7-ORT-WB1   RETURN TRANSMITTER FOR USE W/V300 OR V310                            [*]               [*]
==========================================================================================================================

PRICES ARE SUBJECT TO CHANGE WITHOUT NOTICE

                             AMENDMENT NO. ONE (1)

This Amendment No. One (1) is made and entered by and between U S West Business Resources, Inc. with offices for transaction of business located at 188 Inverness Drive West, Englewood, Colorado, 80112 individually and as agent for U S West Communications, Inc. ("Customer"), and E/O Networks., with offices for transaction of business located at 3988 Trust Way, Haward, California 94545 ("Supplier").

RECITALS

Customer and Supplier entered into that certain Agreement for Products No. 9600050412, dated September 26, 1996 (the "Agreement"); and Customer and Supplier wish to amend the Agreement under the terms and conditions contained herein.

                                   AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

1.   DESCRIPTION OF AMENDMENT AND MODIFICATIONS

     1.1. Product Schedule No. One (1) is hereby modified to add Article No. 10 as follows:

     Supplier shall, at Customer's discretion, provide products and services as described in Agreement No. 9600050412 at Customer's locations to include Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming.

2.   EFFECTIVE DATE

     This Amendment No. One (1) shall be deemed effective October 15, 1996.

3.   FURTHER AMENDMENTS

     Except as modified herein, the provisions of the Agreement shall remain in full force and effect. Neither the Agreement nor this amendment No. One
     (1) may be further amended or altered except by written Instrument executed by an authorized representative of both parties.

The parties intending to be legally bound have executed this Amendment No. One as of the dates set forth below, in multiple counterparts, each of which is deemed an original, but all of which shall constitute one and the same instrument.

U S WEST Business Resources, Inc.,           E/O Networks
Individually and as agent for U S
WEST Communications, Inc.

/s/ Michael S. Perkins                       /s/ William Fielding
----------------------------------           -----------------------------------
(Authorized Signature)                       (Authorized Signature)


Michael S. Perkins                           William Fielding
----------------------------------           -----------------------------------
(Print or Type Name of Signatory)            (Print or Type Name of Signatory)


Corporate Contract Specialist                Vice President Sales
----------------------------------           -----------------------------------
(Title)                                      (Title)

November 1, 1996                             November 1, 1996
----------------------------------           -----------------------------------
(Execution Date)                             (Execution Date)

                                AMENDMENT NO. 2

This Amendment No. 2 is made and entered by and between U S WEST Business Resources, Inc. with offices for transaction of business located at 700 West Mineral Avenue, Littleton, Colorado 80120 as agent for U S WEST Communications, Inc., ("Customer"), and E/O Networks, with offices for transaction of business located at 4010 Point Eden Way, Hayward, California 94545 ("Supplier").

                                    RECITALS

Customer and Supplier entered into that certain Agreement for Products No. 9600050412, dated August 1, 1996, as amended by Amendment No. 1 dated October 15, 1996 (the "Agreement"); and Customer and Supplier wish to amend the Agreement under the terms and conditions contained herein.

                                   AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

1.   DESCRIPTION OF AMENDMENT AND MODIFICATIONS

     1.1. The term of the Agreement (Article 2., "Term") as extended by Letters of Extension dated July 31, 1998, September 24, 1998, and October 15, 1998, which are attached hereto and made a part of hereof, will expire on December 1, 1998. The parties hereby agree that the Agreement shall not expire on the Expiration Date, but shall renew for an additional period of time commencing on December 2, 1998 and will expire on July 31, 1999.

     1.2. Article 3., "Termination for Convenience" is changed to read as follows:

          1.2.1 Paragraph 3.1 - Change line three from, "thirty (30) days" to read, "seventy-five (75) days."

          1.2.2  Paragraph 3.3 - Change line three from, "Product(s) accepted
                                                                     --------
                 prior to the date of termination. . ." to read, "delivered to U S WEST's designated delivery site prior to the date of termination. . ."

          1.2.3 Paragraph 3.4 - Delete line four as it reads, "or any other losses or claims whatsoever on account of or arising out of termination."

     1.3. Article 4., "Cancellation of Agreement for Default" is changed to read as follows: Change paragraph 4.2 to add after the last sentence, "Supplier shall not be liable for incidental, consequential or indirect damages, including but not limited to lost profits."

     1.4. Article 8., "Warranty" is changed to read as follows:

          1.4.1 Change paragraph 8.2, the last sentence to read, "Repaired or replaced Products shall be warranted for the remainder of the original warranty period or for six (6) months from the date of shipment of the repaired or replaced Product to Customer, whichever is longer."

          1.4.2 Paragraph 8.3 - replace with, "Customer's remedy and the entire liability of Supplier and its suppliers under this limited warranty will be: at Customer's option, repair or replacement, at Supplier's expense. Defective Products shall be returned to Supplier, postage prepaid, and shall be repaired or replaced with a new or functionally equivalent Product at Supplier's option, and returned to Customer, postage prepaid. Unless otherwise agreed, Supplier shall ship repaired or replacement Products within fifteen (15) days of receipt.

                    "Notwithstanding 8.1 and 8.2 above, Supplier makes no other warranties than those shown above with respect to any products and disclaims any other warranties, including warranties of merchantability and fitness for a particular purpose.

                    "Advanced replacement (24/48 hour emergency replacement
                 service) is available at no charge plus the applicable repair charge if out of warranty."

          1.4.3  Paragraph 8.6 - delete this paragraph and renumber paragraph
                 8.7 to read 8.6, now.

     1.5. Article 10., "Title; Risk of Loss" is changed to read, "Title to Product(s) shall pass to Customer at shipment/Origin and Risk of Loss shall pass to Customer upon delivery to Customer. Transfer of title shall in no way impact Customer's ability to accept or reject equipment," in lieu of the first sentence. The second sentence of this article shall remain as stated in the Agreement.

     1.6. Article 16., "Compatibility Information; Licensing Technology" is changed as follows:

          1.6.1. Change paragraph 16.1 to add the following to the end of the last sentence, "provided such other suppliers are not in direct competition with Supplier in the design, manufacture, or sales of equivalent products, subject to mutual review of such suppliers and mutual agreement prior to disclosure."

          1.6.2. Paragraph 16.3 - delete Option (1) and "; or (2)" of the paragraph.

     1.7. Article 19., "Indemnity," all of it is replaced by the following paragraphs:

          "19.1 Supplier shall indemnify and hold harmless Customer, its owners, parents, subsidiaries, affiliates, agents, directors and employees against all Liabilities to the extent they arise from or in connection with: (1) the fault or negligence of Supplier, its officers, employees, agents, subcontractors and/or representatives; and/or (2) the furnishing, performance or use of any Purchases under this Agreement or any product liability claims relating to any Purchases; and/or (3) failure by Supplier, its officers, employees, agents, subcontractors and/or representatives to comply with Article 30., "Compliance with Laws;" and/or (4) assertions under workers' compensation or similar employee benefit acts by Supplier or its employees, agents, subcontractors, or subcontractors' employees or agents.

          "19.2 Customer shall indemnify and hold harmless Supplier, its owners, parents, subsidiaries, affiliates, agents, directors and employees against all Liabilities to the extent they arise from or in connection with: (1) the fault or negligence of Customer, its officers, employees, agents, subcontractors and/or representatives; and/or (2) failure by Customer, its officers, employees, agents, subcontractors and/or representatives to comply with Article 19 "Compliance with Laws," and/or (3) assertions under workers' compensation or similar employee benefit acts by Customer or its employees, agents, subcontractors, or subcontractors' employees or agents. Customer's liability under this Article shall be subject to the same limitations as set forth in Article 4., "Cancellation of Agreement for Default.""

     1.8. Article 20., "Patent, Trademark, Copyright or Trade Secret Indemnification" is changed as follows in paragraph 20.1:

          1.8.1 line two, between "all" and "Liabilities" insert, "judgments, orders, awards ('IP," and after "Liabilities" add "')."

          1.8.2  line three, between "any" and "patent", insert, "duly issued
                 U.S."

          1.8.3  line six, between "any" and "patent" insert "duly issued U.S."

     1.9. Article 25., "Setoff" - delete this article and renumber the remaining articles correspondingly.

     1.10.  Article 27, (now Article 26.), "Assignment" is changed in paragraph
            27.1 as follows: Delete and replace with, "This Agreement shall be binding upon the parties' respective successors and permitted assigns. Neither party may assign or delegate this Agreement and/or any of its rights and obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any such attempted assignment shall be void. However, Customer may assign this Agreement and delegate any of its rights and/or obligations hereunder to its parents, subsidiaries of its parents, or other affiliates, without the consent of Supplier. Any assignment of amounts payable is void to the extent that it attempts to impose on Customer obligations to the assignee, or to preclude Customer from dealing solely and directly with Supplier in all matters under this Agreement.

     1.11. Article 37, (now Article 36.), "Limited Liability of U S WEST Business Resources, Inc." is changed to add the following, "Notwithstanding the above, U S WEST Business Resources, Inc. hereby represents and warrants that it is empowered to enter into this agreement on behalf of Customer(s), and to bind such Customer(s) to the terms and conditions of this Agreement."

     1.12. New Article 43., "Limitation of Supplier's Liability" is added to read, "Notwithstanding anything in this agreement or otherwise, Supplier will not be liable with respect any contract, negligence, strict liability or other legal or equitable theory for: (A) Any amounts in excess in or the aggregate of the amounts pair to supplier under the agreement, nor for: (B) Costs of procurement of substitute goods, technologies, or services; except to the extent such damages are included in a judgment or settlement against Customer resulting from a claim against which Customer is indemnified under Article 19., "Indemnity" or Article 20., "Patent, Trademark, Copyright or Trade Secret Indemnity."

     1.13. New Article 44., "Waiver of Consequential Damages" is added to read, "In no event shall Supplier or its suppliers be liable for any lost profits, or indirect, special, incidental, or consequential damages of any kind regardless of the form or action, whether in contract, tort (including negligence), strict liability, or otherwise, even if Supplier or its suppliers have been advised of the possibility of such damages."

     1.14.  Product Schedule No. 1 -

            1.14.1. Article 4., "Shipping and Delivery" - Change the delivery interval from thirty days ARO to read, "seven (7) days after receipt of Order."

            1.14.2. Exhibit C, PDS-1 U S WEST Price List, dated October 18, 1996, ten pages, is replaced by the new PDS-1 U S WEST Price List dated October 1998, eight pages, provided as Exhibit A to this Amendment.

2.   EFFECTIVE DATE

     This Amendment No. 2 shall be deemed effective August 2, 1998, through the new Expiration Date.

3.   FURTHER AMENDMENTS

     Except as modified herein, the provisions of the Agreement shall remain in full force and effect. Neither the Agreement nor this Amendment No. 2 may be further amended or altered except by written instrument executed by an authorized representative of both parties.

The parties intending to be legally bound have executed this Amendment No. 2 as of the dates set forth below, in multiple counterparts, each of which is deemed an original, but all of which shall constitute one and the same instrument.

US WEST BUSINESS RESOURCES, INC.,       E/O NETWORKS
as agent for U S WEST
COMMUNICATIONS, INC.


/s/ Joyce Becker                        /s/ John T. Sines
----------------------------------      ----------------------------------------
(Authorized Signature)                  (Authorized Signature)


Joyce Becker                            John T. Sines
----------------------------------      ----------------------------------------
(Print or Type Name of Signatory)       (Print or Type Name of Signatory)


Supplier Manager                        CFO
----------------------------------      ----------------------------------------
(Title)                                 (Title)


November 12, 1998                       November 14, 1998
----------------------------------      ----------------------------------------
(Execution Date)                        (Execution Date)

                                  Exhibit A
                                 ----------
                          FDS-1 US WEST PRICE LIST

TYPE               MODEL                     DESCRIPTION               N. AM. LIST     US WEST
                                                                          PRICE         PRICE
---------------------------------------------------------------------------------------------------

ONU CABINETS
            -------------------------------------------------------------------------------------
              R000-01           ONU STANDARD CABINET                            [*]    [*]
            -------------------------------------------------------------------------------------
              R001-01           ONU 19" EXPANDED CABINET                        [*]    [*]
            -------------------------------------------------------------------------------------
              R032-05           32 LINE ONU, NETWORK POWER                      [*]    [*]
            -------------------------------------------------------------------------------------
              R032-06           32 LINE ONU, NETWORK POWER W/MS2 CONN           [*]    [*]
            -------------------------------------------------------------------------------------
              R032-07           32  LINE ONU, AC POWER                          [*]    [*]
            -------------------------------------------------------------------------------------
              R032-08           32 LINE ONU, AC POWER W/MS2 CONN                [*]    [*]
            -------------------------------------------------------------------------------------
              R032-09           32 LINE ONU, AC POWER W/HUBBLE CONN             [*]    [*]
            -------------------------------------------------------------------------------------
              R032-10           32 LINE ONU,  AC POWER W/MS2 &HUBBLE            [*]    [*]
                                CONN
            -------------------------------------------------------------------------------------
              R032-11           32  LINE ONU, AC POWER W/DUAL                   [*]    [*]
                                CHARGERS
            -------------------------------------------------------------------------------------
              R032-12           32 LINE ONU, AC POWER W/HUBBLE &                [*]    [*]
                                DUAL CHARGERS
            -------------------------------------------------------------------------------------
              R096-05           96 LINE ONU, AC POWER W/HUBBLE CONN             [*]    [*]
            -------------------------------------------------------------------------------------
              R096-06           96 LINE ONU, AC POWER W/MS2 &HUBBLE             [*]    [*]
                                CONN
            -------------------------------------------------------------------------------------
              R096-07           96 LINE ONU, AC POWER                           [*]    [*]
            -------------------------------------------------------------------------------------
              R096-08           96 LINE ONU, AC POWER W/MS2 CONN                [*]    [*]
            -------------------------------------------------------------------------------------
              R096-09           96 LINE ONU, NETWORK POWER                      [*]    [*]
            -------------------------------------------------------------------------------------
              R096-10           96 LINE ONU, NETWORK POWER W/MS2 CONN           [*]    [*]
            -------------------------------------------------------------------------------------
              R096-11           96  LINE ONU, AC POWER W/DUAL                   [*]    [*]
                                CHARGERS
            -------------------------------------------------------------------------------------
              R096-12           96 LINE ONU, AC POWER W/HUBBLE &                [*]    [*]
                                DUAL CHARGERS
            -------------------------------------------------------------------------------------
              W024-01           24 LINE REMOTE TERMINAL, INDOOR                 [*]    [*]
            -------------------------------------------------------------------------------------
              W024-02           24 LINE REMOTE TERMINAL, OUTDOOR                [*]    [*]
=====================================================================--------------==============

ONU SHELVES AND MECHANICAL ACCESSORIES
            -------------------------------------------------------------------------------------
              M301-01           ONU POLE MOUNT BRACKET KIT                      [*]    [*]
            -------------------------------------------------------------------------------------
              M301-02           ONU H-FRAME MOUNTING KIT                        [*]    [*]
            -------------------------------------------------------------------------------------
              M301-11           ONU POLE MOUNT BRACKET KIT, EXTENDED            [*]    [*]
                                (mounts away from pole)
            -------------------------------------------------------------------------------------
              M302-01           ONU BASE MOUNT KIT, 10" HIGH                    [*]    [*]
            -------------------------------------------------------------------------------------
              M302-11           ONU BASE MT KIT, 2" HIGH                        [*]    [*]
            -------------------------------------------------------------------------------------
              M303-01           ONU BASE MT FOR 19" CABINET, 10" HIGH           [*]    [*]
            -------------------------------------------------------------------------------------
              M304-01           ONU POLE MT FOR 19" CABINET                     [*]    [*]
            -------------------------------------------------------------------------------------
              M306-01           RT POLE MOUNT KIT                               [*]    [*]
            -------------------------------------------------------------------------------------
              M307-01           ONU CARDBOARD MOUNTING TEMPLATE                 [*]    [*]
            -------------------------------------------------------------------------------------
              M312-01           ONU DOOR ALARM KIT                              [*]    [*]
            -------------------------------------------------------------------------------------
              M332-05           32 LINE SHELF                                   [*]    [*]
            -------------------------------------------------------------------------------------
              M332-06           32 LINE SHELF WITH HARNESS & MS2                [*]    [*]
            -------------------------------------------------------------------------------------
              M332-07           32 LINE SHELF W/HARNESS & VF STUB               [*]    [*]
            -------------------------------------------------------------------------------------
              M364-05           64 LINE EXPANSION SHELF                         [*]    [*]
            -------------------------------------------------------------------------------------
              M364-06           64 LINE EXPANSION SHELF W/HARNESS &             [*]    [*]
                                MS2
            -------------------------------------------------------------------------------------
              M364-07           64 LINE EXPAND SHELF W/HARNESS & VF             [*]    [*]
                                STUB
=====================================================================--------------==============

ONU AC POWER
            -------------------------------------------------------------------------------------
              B340-01           BATTERY, 40 AH, 12 VOLT, GEL CELL               [*]    [*]
            -------------------------------------------------------------------------------------
              {{M319-01         ONU SINGLE CHARGER INTERCONNECT                 [*]    [*]
                                BOARD (used with P319-01)
            -------------------------------------------------------------------------------------
              M319-02           ONU DUAL CHARGER INTERCONNECT BOARD             [*]    [*]
            -------------------------------------------------------------------------------------
              M319-03           ONU SINGLE CHARGER INTERCONNECT                 [*]    [*]
                                BOARD (used with P319-02)
            -------------------------------------------------------------------------------------
              M328-01           ONU FAN UPGRADE KIT (use with                   [*]    [*]
                                M319-01)
            -------------------------------------------------------------------------------------
              M328-11           ONU FAN KIT (use with M319-03)                  [*]    [*]
            -------------------------------------------------------------------------------------
              M345-01           BATTERY HEATER PAD                              [*]    [*]
            -------------------------------------------------------------------------------------
              P300-02           ONU POWER/RING CARD (-48 VDC IN)                [*]    [*]
            -------------------------------------------------------------------------------------
              P305-01           ONU POWER/RING CARD, FIBER(+/- 140              [*]    [*]
                                VDC IN)
            -------------------------------------------------------------------------------------

                                  Exhibit A
                                 ----------
                          FDS-1 US WEST PRICE LIST

              P305-02           POWER/RING CARD, T1/HDSL (+/-140 VDC            [*]    [*]
                                IN)
            -------------------------------------------------------------------------------------
              P310-01           DUAL POWER CARD (+/- 140 VDC OUT)DUAL           [*]    [*]
            -------------------------------------------------------------------------------------
              {{P319-01         ONU BATTERY CHARGER                             [*]    [*]
            -------------------------------------------------------------------------------------
              P319-02           ONU BATTERY CHARGER                             [*]    [*]
=====================================================================--------------==============

ONU CABLES AND ACCESSORIES
            -------------------------------------------------------------------------------------
              B301-01           ONU SURGE PROTECTORS (QTY 10)                   [*]    [*]
            -------------------------------------------------------------------------------------
              B302-01           ONU SURGE PROTECTORS (QTY 10) - RUS             [*]    [*]
            -------------------------------------------------------------------------------------
              B360-01           PLASTIC HANDHOLE LID (UNASSEMBLED)              [*]    [*]
            -------------------------------------------------------------------------------------
              B405-01           VF INSERTION TOOL                               [*]    [*]
            -------------------------------------------------------------------------------------
              C311-10           VF STUB, 50PR, 10 MTR                           [*]    [*]
            -------------------------------------------------------------------------------------
              C312-10           VF STUB, 50PR, W/MS2 CONN, 10 MTR               [*]    [*]
            -------------------------------------------------------------------------------------
              C313-10           VF STUB, RT, 50PR, 10 MTR (outdoor              [*]    [*]
                                cable, already included in W024-02)
            -------------------------------------------------------------------------------------
              C321-10           VF STUB 100 PR, 10 MTR                          [*]    [*]
            -------------------------------------------------------------------------------------
              C322-10           VF STUB 100PR, W/MS2 CONN, 10 MTR               [*]    [*]
            -------------------------------------------------------------------------------------
              F300-02           FIBER PIGTAIL KIT W/FC CONNECTOR,               [*]    [*]
                                2MTR
            -------------------------------------------------------------------------------------
              F310-25           FIBER OPTIC STUB,4FC/4 SPARE FBR, 25            [*]    [*]
                                MTR
            -------------------------------------------------------------------------------------
              F311-25           FIBER OPTIC STUB, 4FC,1SC,                      [*]    [*]
                                25MTR-TWIN PACK
            -------------------------------------------------------------------------------------
              M305-02           ONU SPARES KIT, MISC                            [*]    [*]
            -------------------------------------------------------------------------------------
              M310-01           ONU FIBER SPLICE TRAY                           [*]    [*]
            -------------------------------------------------------------------------------------
              M311-01           ONU CABLE PORT ASSEMBLY 1"                      [*]    [*]
            -------------------------------------------------------------------------------------
              M311-02           ONU CABLE PORT ASSEMBLY 2"                      [*]    [*]
            -------------------------------------------------------------------------------------
              M324-01           PROTECTOR BOARD FOR RT (already                 [*]    [*]
                                included in W024-02)
=====================================================================--------------==============

RACK MOUNT ONU MECHANICAL ASSEMBLIES
            -------------------------------------------------------------------------------------

              M224-01           24 LINE REMOTE TERMINAL SHELF                   [*]    [*]
            -------------------------------------------------------------------------------------

              M232-01           32 LINE ONU BASE SHELF                          [*]    [*]
            -------------------------------------------------------------------------------------

              M264-01           64 LINE ONU EXPANSION SHELF                     [*]    [*]
            -------------------------------------------------------------------------------------

              M221-01           AC POWER ASSEMBLY, SINGLE CHARGER               [*]    [*]
            -------------------------------------------------------------------------------------

              M222-01           AC POWER ASSEMBLY, DUAL CHARGER                 [*]    [*]
            -------------------------------------------------------------------------------------

              M223-01           AC POWER ASSEMBLY, TWO SINGLE                   [*]    [*]
                                CHARGERS
            -------------------------------------------------------------------------------------
              M201-01           ONU MOUNTING EARS, 19" RACK                     [*]    [*]
            -------------------------------------------------------------------------------------

              M202-01           ONU MOUNTING EARS, 23" RACK                     [*]    [*]
            -------------------------------------------------------------------------------------

              M203-01           ONU FIBER GUARD ASSEMBLY                        [*]    [*]
            -------------------------------------------------------------------------------------

              M204-01           ONU REAR COVER ASSEMBLY                         [*]    [*]
            -------------------------------------------------------------------------------------
              M205-01           ONU REAR COVER ASSEMBLY, EXTEND                 [*]    [*]
            -------------------------------------------------------------------------------------
              M206-01           RT MOUNTING EARS, 19" RACK                      [*]    [*]
            -------------------------------------------------------------------------------------

              M207-01           RT MOUNTING EARS, 23" RACK                      [*]    [*]
            -------------------------------------------------------------------------------------

              B201-01           SHORTING PLUGS (QTY 10)                         [*]    [*]
            -------------------------------------------------------------------------------------

              B241-01           BATTERY MOUNTING TRAY, 19"                      [*]    [*]
            -------------------------------------------------------------------------------------

              B242-01           BATTERY MOUNTING TRAY, 23"                      [*]    [*]
            -------------------------------------------------------------------------------------

              C213-05           VF CABLE STUB, HDSL RT, 50 PR, 5 MTR            [*]    [*]
            -------------------------------------------------------------------------------------

              C213-20           VF CABLE STUB, HDSL RT, 50 PR, 20 MTR           [*]    [*]
            -------------------------------------------------------------------------------------

              C221-04           VF CABLE STUB, ONU 100 PR, 4 MTR                [*]    [*]
            -------------------------------------------------------------------------------------

              C221-30           VF CABLE STUB, ONU 100 PR, 30 MTR               [*]    [*]
=====================================================================--------------==============

HDT AND CO SHELVES, POWER, CABLES AND ACCESSORIES
            -------------------------------------------------------------------------------------
              B110-01           BOLTED ALUMINUM RACK                            [*]    [*]
            -------------------------------------------------------------------------------------
              B112-01           FIBER TERMINATION PANEL                         [*]    [*]
            -------------------------------------------------------------------------------------
              B170-01           FUSE & ALARM PANEL                              [*]    [*]
            -------------------------------------------------------------------------------------
              C100-30           VF CABLE, 100PR, 30M LONG, RIGHT                [*]    [*]
                                FROM BP
            -------------------------------------------------------------------------------------
              C101-30           VF CABLE, 100PR, 30 M LONG, LEFT                [*]    [*]
                                FROM BP
            -------------------------------------------------------------------------------------
              C102-07           HDT EXPANSION SHELF CABLE, 7 Ft.                [*]    [*]
                                (2.13M) (used when connecting
                                M192-04 to M192-04)


                                  Exhibit A
                                 ----------
                          FDS-1 US WEST PRICE LIST


            -------------------------------------------------------------------------------------
              C102-09           HDT EXPANSION SHELF CABLE, 9 Ft.                [*]    [*]
                                (2.74M) (used when connecting
                                M192-04 to M192-04)
            -------------------------------------------------------------------------------------
              C102-25           HDT EXPANSION SHELF CABLE, 25 Ft.               [*]    [*]
                                (7.62M) (used when connecting
                                M192-04 to M192-04)
            -------------------------------------------------------------------------------------
              F100-03           FIBER JUMPER KIT, 4EA W/FC CONN, 3M             [*]    [*]
                                LONG
            -------------------------------------------------------------------------------------
              F100-10           FIBER JUMPER KIT, 4EA W/FC CONN, 10M            [*]    [*]
                                LONG
            -------------------------------------------------------------------------------------
              M101-01           MOUNTING EARS FOR 23" RACK (POWER)              [*]    [*]
            -------------------------------------------------------------------------------------
              M105-01           HDT SPARES KIT, MISC                            [*]    [*]
            -------------------------------------------------------------------------------------
              M110-01           RS232 ADAPTER BOARD                             [*]    [*]
            -------------------------------------------------------------------------------------
              M111-01           HDT MODEM MODULE                                [*]    [*]
            -------------------------------------------------------------------------------------
              M120-01           NETWORK POWER SHELF                             [*]    [*]
            -------------------------------------------------------------------------------------

              M192-04           192 LINE HDT SHELF                              [*]    [*]
            -------------------------------------------------------------------------------------
              P100-01           HDT SHELF POWER CARD                            [*]    [*]
=====================================================================--------------==============

TRANSPORT AND TIMING MODULES
            -------------------------------------------------------------------------------------
              M340-01           ONU T1 SURGE PROTECTOR                          [*]    [*]
            -------------------------------------------------------------------------------------
              P125-02           HDT EXPANSION CARD FOR 384 LINE                 [*]    [*]
                                SYSTEM
            -------------------------------------------------------------------------------------
              P130-02           HDT MUX CARD                                    [*]    [*]
            -------------------------------------------------------------------------------------
              P140-02           HDT T1 TRANSPORT - SINGLE                       [*]    [*]
            -------------------------------------------------------------------------------------
              P141-01           HDT T1 HDSL TRANSPORT, W/PWR (A)                [*]    [*]
            -------------------------------------------------------------------------------------
              P141-11           HDT TI HDSL TRANSPORT, W/O PWR (A)              [*]    [*]
            -------------------------------------------------------------------------------------
              P141-21           HDT T1 HDSL TRANSPORT W/PWR (P)                 [*]    [*]
            -------------------------------------------------------------------------------------
              P141-31           HDT T1 HDSL TRANSPORT W/O PWR (P)               [*]    [*]
            -------------------------------------------------------------------------------------
              P145-02           HDT FIBER OPTIC INTFC CARD -FC CONN             [*]    [*]
            -------------------------------------------------------------------------------------
              P146-01           HDT COPPER TRANSMIT TIMING CARD (for            [*]    [*]
                                M192-04 shelf and earlier)
            -------------------------------------------------------------------------------------
              P159-01           COMPOSITE CLOCK INTERFACE                       [*]    [*]
            -------------------------------------------------------------------------------------
              P340-02           ONU TI TRANSPORT - DUAL                         [*]    [*]
            -------------------------------------------------------------------------------------
              P341-01           RT T1 HDSL TRANSPORT (A)                        [*]    [*]
            -------------------------------------------------------------------------------------
              P341-21           RT T1 HDSL TRANSPORT (P)                        [*]    [*]
            -------------------------------------------------------------------------------------
              P345-02           ONU FIBER OPTIC INTFC CARD -FC CONN             [*]    [*]
=====================================================================--------------==============

POTS CARDS
            -------------------------------------------------------------------------------------
              P182-02           HDT LINE CARD, US POTS -4 LINES                 [*]    [*]
            -------------------------------------------------------------------------------------
              P382-02           ONU LINE CARD, US POTS-4 LINES                  [*]    [*]
            -------------------------------------------------------------------------------------
              P184-02           HDT LINE CARD, LS/GS-4 LINES                    [*]    [*]
            -------------------------------------------------------------------------------------
              P384-02           ONU LINE CARD, LS/GS-4LINES                     [*]    [*]
=====================================================================--------------==============
SPECIAL SERVICES LINE CARDS
            -------------------------------------------------------------------------------------
              P150-01           HDT LINE CARD, DS1 SERVICE-SINGLE               [*]    [*]
            -------------------------------------------------------------------------------------
              P152-01           HDT LINE CARD, DS1 SERVICE-DUAL                 [*]    [*]
            -------------------------------------------------------------------------------------
              P350-01           ONU LINE CARD, DS1 SERVICE-SINGLE               [*]    [*]
            -------------------------------------------------------------------------------------
              P350-02           ONU LINE CARD, DS1 SERVICE-SINGLE,              [*]    [*]
                                W/ SPAN PWR
            -------------------------------------------------------------------------------------
              M350-01           ONU DS1 CONNECTOR BOARD                         [*]    [*]
            -------------------------------------------------------------------------------------
              P170-01           HDT LINE CARD, COIN-DUAL                        [*]    [*]
            -------------------------------------------------------------------------------------
              P170-02           HDT LINE CARD, COIN-DUAL ( supports             [*]    [*]
                                floating battery switches, MLT/PGTC
                                & copper based drop testing)
            -------------------------------------------------------------------------------------
              P370-02           ONU LINE CARD, COIN-DUAL                        [*]    [*]
            -------------------------------------------------------------------------------------
              P172-01           HDT LINE CARD, 4WIRE TO-DUAL                    [*]    [*]
            -------------------------------------------------------------------------------------
              P372-01           ONU LINE CARD, 4WIRE TO-DUAL                    [*]    [*]
            -------------------------------------------------------------------------------------
              P176-01           HDT LINE CARD, 4WIRE E&M TYPES 1 & 5            [*]    [*]
            -------------------------------------------------------------------------------------
              P376-01           ONU LINE CARD, 4WIRE E&M TYPES 1 & 5            [*]    [*]
            -------------------------------------------------------------------------------------
              P180-01           HDT LINE CARD, ISDN+POTS                        [*]    [*]
            -------------------------------------------------------------------------------------
              P380-01           ONU LINE CARD, ISDN+POTS                        [*]    [*]
            -------------------------------------------------------------------------------------
              P180-02           HDT LINE CARD, ISDN                             [*]    [*]
            -------------------------------------------------------------------------------------


                                  Exhibit A
                                 ----------
                          FDS-1 US WEST PRICE LIST


              P380-02           ONU LINE CARD, ISDN                             [*]    [*]
            -------------------------------------------------------------------------------------
              P185-01           HDT LINE CARD, ALL RATE DDS+DUAL POTS           [*]    [*]
            -------------------------------------------------------------------------------------
              P385-01           ONU LINE CARD, ALL RATE DDS+DUAL POTS           [*]    [*]
            -------------------------------------------------------------------------------------
              P185-02           HDT LINE CARD, ALL RATE DDS                     [*]    [*]
            -------------------------------------------------------------------------------------
              P385-02           ONU LINE CARD, ALL RATE DDS                     [*]    [*]
            -------------------------------------------------------------------------------------
              P186-01           HDT LINE CARD,  P-PHONE-4 LINES                 [*]    [*]
            -------------------------------------------------------------------------------------
              P386-01           ONU LINE CARD, P-PHONE-4 LINES                  [*]    [*]
            -------------------------------------------------------------------------------------
              P188-01           HDT DSX1 GROOMER CARD                           [*]    [*]
=====================================================================--------------==============
TEST AND MONITOR
            -------------------------------------------------------------------------------------
              M191-01           MLT/PGTC INTERFACE SHELF                        [*]    [*]
            -------------------------------------------------------------------------------------
              <P120-03/3.4>     HDT SYSTEM MONITOR CARD, V3.4FW                 [*]    [*]
            -------------------------------------------------------------------------------------
              P120-03/3.5       HDT SYSTEM MONITOR CARD, V3.5FW                 [*]    [*]
                                (adds support for copper based SAT
                                drop testing)
            -------------------------------------------------------------------------------------
              P190-02           HDT CHANNEL ACCESS CARD                         [*]    [*]
            -------------------------------------------------------------------------------------
              P191-02           HDT SUBSCRIBER DROP TEST CARD                   [*]    [*]
            -------------------------------------------------------------------------------------
              P198-01           TEST TIMING SOURCE                              [*]    [*]
            -------------------------------------------------------------------------------------
              P390-01           ONU CHANNEL ACCESS CARD                         [*]    [*]
            -------------------------------------------------------------------------------------
              P391-02           ONU SUBSCRIBER DROP TEST CARD                   [*]    [*]
            -------------------------------------------------------------------------------------
              S902-01/3.5       P120 SYSTEM MONTIOR FW 3.5 UPGRADE              [*]    [*]
                                KIT (upgrade existing P120 to v 3.5)
=====================================================================--------------==============

SAT
            -------------------------------------------------------------------------------------
              S100-03/3.1       SAT SYSTEM SOFTWARE                             [*]    [*]
            -------------------------------------------------------------------------------------
              S300-01           SAT ACCESSORIES KIT                             [*]    [*]
            -------------------------------------------------------------------------------------
              S901-01/3.1       SAT SOFTWARE UPGRADE KIT  (upgrade              [*]    [*]
                                existing SAT license holders to rev
                                3.1)
=====================================================================--------------==============

TECHNICAL GUIDES
            -------------------------------------------------------------------------------------
              D100-01           FDS-1 TECHNICAL GUIDES, BINDER                  [*]    [*]
                                (covers FDS-1 FiberLean and
                                CoperLean, does not include HiLink)
            -------------------------------------------------------------------------------------
              D101-01           FDS-1 TECHNICAL GUIDES, CD ROM                  [*]    [*]
                                (covers FDS-1, FiberLean, and
                                CopperLean, does not include HiLink.
                                CD ROM version does not include unit
                                descriptions.)
            -------------------------------------------------------------------------------------

              Note:             HDT models (M192-0X) include the
                                FDS-1 System Description,
                                Installation Guide and Maintenance
                                Guide.
                                RT models (W024-0X)  include the
                                HDSL Feature Supplement.
                                Other models include Unit
                                Descriptions

            -------------------------------------------------------------------------------------